UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 26, 2012
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MCG Capital Corporation
(Exact Name of Registrant as Specified in Charter)
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Delaware	0-33377	54-1889518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Wilson Boulevard, Suite 3000, Arlington, VA	22209
(Address of Principal Executive Offices)	(Zip Code)
(703) 247-7500
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)
On October 29, 2012, MCG Capital Corporation, a Delaware corporation (“MCG” or the “Company”) announced that (i) Richard W. Neu had tendered his resignation as the Company's Chief Executive Officer effective as of November 1, 2012 and (ii) A. Hugh Ewing, III and Wallace B. Millner, III had each tendered their resignations from the Company's Board of Directors (the “Board”) and its committees effective as of December 31, 2012 (the “Effective Date”). Mr. Neu will remain as Chairman of the Board. None of the resignations resulted from any disagreements with the Company, known to an executive officer of the Company, on any matter relating to the Company's operations, policies or practices.
As of the Effective Date, the total number of directors on the Board will be reduced from seven to five. At that time: B. Hagen Saville will serve as the sole Class I director, until his term expires in 2014; Kenneth J. O'Keefe and Gavin Saitowitz will continue to serve as Class II directors, until their terms expire in 2015; and Richard W. Neu and Kim D. Kelly will continue to serve as Class III directors, until the 2013 annual meeting of stockholders, in each case until their respective successors are elected and qualified.
(c)
On October 29, 2012, MCG also announced the election on October 26, 2012 of B. Hagen Saville, 51, as the Company's new President and Chief Executive Officer, effective as of November 1, 2012. In connection with Mr. Saville's appointment, his annual base salary was increased from $500,000 to $525,000.
Mr. Saville has been the Company's President and Chief Operating Officer since October 2011, before which he was Executive Vice President of Business Development from March 1998 to October 2011. Mr. Saville co-founded the Company in March 1998 and earlier in his career worked in both commercial and investment banking. He became a member of the Board in 2006.
There is no arrangement or understanding between Mr. Saville and any other person pursuant to which he was appointed as President and Chief Executive Officer, nor is there any family relationship between Mr. Saville and any of the Company's directors or other executive officers. There are no transactions since the beginning of the Company's last fiscal year, or any currently proposed transaction, in which the Company is a participant, the amount involved exceeds $120,000, and in which Mr. Saville had, or will have, a direct or indirect material interest.
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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCG CAPITAL CORPORATION
Date: October 29, 2012	By: /s/ Keith Kennedy
Keith Kennedy Chief Financial Officer